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Exhibit 2.n

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2003 (except Note 16, as to which the date is March 27, 2003), in the Post-Effective Amendment No. 3 to the Registration Statement (Form N-2 No. 333-89340) and related Prospectus of American Capital Strategies, Ltd. dated June 13, 2003.

                      /s/ Ernst & Young LLP

June 11, 2003
McLean, Virginia

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  Exhibit 2.n
CONSENT OF INDEPENDENT AUDITORS